UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 12, 2018

SUNDANCE STRATEGIES, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365

Provo, Utah  84604

 (Address of Principal Executive Offices, including zip code)

(801) 717-3935

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm:

As previously disclosed in the Company’s Current Report on Form 8-K filed on January 22, 2018, by letter dated January 16, 2018, the independent registered public accounting firm, BDO USA, LLP (“BDO”), of Sundance Strategies, Inc. (the “Company”) indicated that it will not stand for re-election after completion of the audit of the Company’s consolidated financial statements for the year ended March 31, 2017. The Company’s Board of Directors supports BDO not standing for re-election after the completion of the audit. As of April 12, 2018, BDO is no longer the independent registered accounting firm to audit the Company’s financial statements.

BDO was engaged by the Company on July 26, 2016. Prior to that time, the Company was audited by Mantyla McReynolds, LLC, whose partners joined BDO on July 1, 2016.

The audit report of BDO on the Company’s financial statements for the fiscal year ended March 31, 2017, the only year for which BDO audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

From the date of BDO’s engagement on July 26, 2016 through the date of the filing of this Form 8-K, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with BDO’s report on the Company’s financial statements; and (ii) no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K, except with respect to material weaknesses in the Company’s internal controls over financial reporting as disclosed in the Form 10-K filed April 12, 2018.

The Company has furnished to BDO a copy of the disclosures made herein. BDO has furnished a letter indicating that it agrees with the disclosures made herein, which letter is included herein as Exhibit 16.1.

(b) New independent registered public accounting firm:

On April 13, 2018, the Board approved the appointment of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ended March 31, 2018.

During the two most recent fiscal years and through April 13, 2018, the Company has not consulted with Sadler Gibb regarding either (1) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K or the type of audit opinion that might be rendered on the financial statements of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter of BDO USA, LLP, dated April 18, 2018, regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	April 18, 2018	By:	/s/ Randall F. Pearson
Randall F. Pearson
President and Director